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Alliance
California
Municipal Income Fund

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for Alliance California Municipal Income Fund's (the "Fund") annual reporting period from the Fund's inception date on January 29, 2002 through October 31, 2002.

Investment Objective and Policies

The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax and California income tax. The Fund normally invests at least 75% of its assets in investment grade municipal securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                         Six            Since
                                                        Months       Inception**
--------------------------------------------------------------------------------
Alliance California Municipal Income Fund (NAV)         7.23%           6.93%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                    4.73%           5.95%
--------------------------------------------------------------------------------
Lipper California Municipal Debt Funds Average          5.69%           6.11%
--------------------------------------------------------------------------------

      The Fund's Market Price Per Share on October 31, 2002 was $13.78.

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. The Lipper California Municipal Debt Funds Average is comprised of leveraged closed-end funds with generally similar investment objectives to Alliance California Municipal Income Fund, although some may have different investment policies. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance California Municipal Income Fund.

**    Inception date: 1/29/02.

      Additional investment results appear on pages 6-7.

Investment Results

The Fund's returns at net asset value (NAV) for the six-month and since inception periods ended October 31, 2002 are compared to the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. In addition, the Fund's performance is compared to the California Municipal Debt Funds Average. The Lipper California Municipal Debt Funds Average is comprised of leveraged closed-end funds with generally similar investment objectives to the Fund, although some may have different investment policies.


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund outperformed the Lehman Brothers Municipal Bond Index for both the past six months and the since inception period. The Fund's strong performance may be attributed to the high average quality of its holdings. The Fund had minimal exposure to lower-rated bonds that tended to underperform over the past six months. In addition, differences in performance between the Fund and the index are further amplified by the Fund's leverage. The Fund employs leverage to enhance the level of tax-exempt income paid to shareholders. In comparison to the Lipper peer group of leveraged, closed-end funds, the Fund outperformed for the six-month and since inception periods.

Market Overview

On an after-tax basis, the municipal bond market performed in line with the taxable fixed income sectors on a six-month basis and outperformed on a 12-month basis. The Lehman Brothers Municipal Bond Index generated six- and 12-month returns of 4.73% and 5.95%, respectively. The Lehman Brothers U.S. Aggregate Bond Index (comprised of investment-grade, taxable bonds) returned, pre-tax, 5.90% and 5.89% over the same time periods. The overall municipal bond market's performance resulted from strong demand for municipal bonds by individual investors continuing to seek shelter from equity market volatility and taxes.

The financial markets have been under the combined strain of an unsteady economic recovery, high visibility corporate governance failures and the prospect for military conflict in Iraq. These same factors led the U.S. Federal Reserve to reduce the Fed Funds target rate to 1.25% on November 6. In addition, investors have reacted by adjusting their asset allocation to a heavier weight in cash and fixed income securities. As a result, municipal interest rates dropped sharply.

Municipal issuers responded to the lower interest rate environment by issuing bonds at a record pace. In the aggregate, municipal bond issuance is up year-to-date 27% over 2001 and is well ahead of the previous record pace of 1993. We expect issuance to remain heavy and reach well over $300 billion by the end of the year. As a result of this supply, municipal bonds are extremely attractive relative to taxable bonds today.

State and local government revenues continued to decline through June according to the Rockefeller Institute, and in our discussions with state and local officials, it is apparent that this deterioration continued throughout the third quarter. Changes in tax receipts are expected to lag changes in economic growth, but the decline in tax collections has been far more severe than anticipated given last year's mild recession. As the economy continues to rebound, tax collections should stabilize. Nevertheless, state and local government finances will remain under pressure.


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2 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

During most of the 1990s, state and local tax collections grew faster than the economy, due primarily to income from capital gains and stock options. Now, that situation has reversed. State governments will eventually solve their fiscal problems. However, without a strong economic rebound, the solution will be on the back of authorities and local governments who will receive less state aid. Consequently, the financial problems that are now evident are likely to persist and eventually ripple through the rest of the municipal market. As we have discussed before, the Fund's exposure to general obligation debt, which is dependent on tax revenues, is typically very low and is currently at zero. Nonetheless, we are continuing to buy high-quality bonds where our analysts believe the issuer has the resources to maintain their rating through this difficult economic period.

Given a projected budget deficit of $23.6 billion, as well as California state elections in November, political posturing prevented a budget from being signed until a record two months into fiscal 2002-2003. Finally, on September 5th, the Governor signed a budget that looked to close a gap between revenues and expenditures equal to 30% of California's general fund operations. Unfortunately, the budget contained overly optimistic assumptions regarding revenue growth and federal aid. It also avoided the introduction of new taxes, all of which undermined the state's precarious fiscal position. In fact, we already estimate a revenue shortfall of approximately $12 billion in fiscal 2003-2004. Most of the state's fiscal difficulties have come from weak personal income tax and capital gains tax collections.

The credit strength of the state of California and local governments depends upon the future strength of the U.S. and California economies. So far, local governments have not been asked to bear the brunt of the state's fiscal problems, but if the economy does not substantially improve soon, California is likely to shift a large part of its fiscal burden to counties and other levels of local government.

Investment Strategy

Over the past six months, we have constructed a relatively high quality portfolio of municipal bonds. In addition, we have been selectively repositioning the Fund in anticipation of the next phase of the market. Specifically, we have taken advantage of market volatility to execute tax swaps. In a tax swap transaction, we sell securities that have unrealized losses and replace them with similarly structured bonds. The transaction creates a tax loss, which may be used to offset current or future gains, and typically improves the Fund's income. We have also been using tax swap trades as an opportunity to reduce the Fund's price volatility by choosing replacement bonds that have a shorter maturity and/or average life.


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Given the current condition of the markets, volatility is expected to remain high. Fortunately, volatility provides opportunities to reposition the Fund. Specifically, we will continue to add positions providing high expected rates of return while selling those bonds that have reached their potential.

We have also been focused on the dividend policy of the Fund's outstanding preferred stock. Normally, the most effective (i.e. lowest cost) leveraging strategy for the preferred stock dividend is to let the dividend reset on a weekly basis. As a weekly reset, the preferred stock is used as a money market alternative and, therefore, tends to pay a very low rate of interest. Currently, short-term rates are at historic lows and the difference in rates between weekly resets and six-month and one-year dividend periods is minimal. As a result, we previously fixed out one series of the Fund's preferred stock for an extended time period and will look to do so again when the opportunity arises. This strategy should cushion the Fund's income against rising short-term rates.

Outlook

Our outlook for the municipal bond market combines our longer-term view with the recognition that in the near-term, event-driven volatility is high. Our focus is primarily on the longer-term, and we have positioned the Fund accordingly. Our economic research indicates that the growth rate for the economy should accelerate in 2003. As a result, in anticipation that the U.S. Federal Reserve will likely begin to raise the Federal Funds target rate, the market will start to demand higher rates on short-term bonds. We expect that shorter-term yields should rise relative to longer-term yields. Although our research is calling for an economic recovery in the new-year, it is not expected to be robust. As such, we do not foresee a meaningful increase in inflation any time soon. This is significant because we believe longer-term bonds will likely outperform shorter-term bonds. In the municipal market, the extremely attractive rates available on long-term bonds should continue to entice investors. The resultant demand should amplify the performance prospects for longer-term bonds.

In the near-term, risks remain. The economy is weak, and a consistent recovery in equity prices has not yet occurred. The risk of further terrorist activity, and the unknown consequences of potential military action in Iraq have further added to an already volatile combination of factors. The result for the bond market would likely be a rally. As the Fund is currently positioned, it should generate positive performance, but would likely lag its benchmark as well as more aggressively positioned peer portfolios. We expect that any such market event would be short lived and the performance benefits fleeting. Therefore, we will continue to maintain a more income-oriented, defensive posture in the Fund.


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4 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your investment in Alliance California Municipal Income Fund. We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ David M. Dowden

David M. Dowden
Vice President


/s/ Terrance T. Hults

Terrance T. Hults
Vice President

[PHOTO] John D. Carifa

[PHOTO] David M. Dowden

[PHOTO] Terrance T. Hults

Portfolio Managers, David M. Dowden and Terrance T. Hults, have over 25 years of combined investment experience.


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                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/31/02*-10/31/02

Alliance California Municipal Income Fund (NAV):        $10,703
Lehman Brothers Municipal Bond Index:                   $10,595

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                  Alliance California Municipal             Lehman Brothers
                        Income Fund (NAV)                Municipal Bond Index
-------------------------------------------------------------------------------
1/31/02                     $10,000                            $10,000
2/28/02                     $10,063                            $10,120
3/31/02                     $ 9,738                            $ 9,922
4/30/02                     $ 9,991                            $10,116
5/31/02                     $10,073                            $10,178
6/30/02                     $10,233                            $10,285
7/31/02                     $10,428                            $10,417
8/31/02                     $10,679                            $10,542
9/30/02                     $11,181                            $10,774
10/31/02                    $10,703                            $10,595


This chart illustrates the total value of an assumed $10,000 investment in Alliance California Municipal Income Fund at net asset value (NAV) (from 1/31/02* to 10/31/02) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market.

When comparing Alliance California Municipal Income Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance California Municipal Income Fund.

*     Closest month-end after Fund's inception date of 1/29/02.


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6 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATE       PORTFOLIO STATISTICS

1/29/02              Net Assets Applicable to Common Shareholders ($mil): $125.1

BOND QUALITY RATING

49.5% AAA
10.0% AA
22.7% A                 [PIE CHART OMITTED]
 4.5% BBB
13.3% BB

All data as of October 31, 2002. The Fund's bond quality rating is expressed as a percentage of total investments and may vary over time.


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                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002

                                        Standard   Principal
                                        & Poor's      Amount
                                        Ratings+       (000)              Value
--------------------------------------------------------------------------------

MUNICIPAL BONDS-162.8%

Long-Term Municipal Bonds-162.8%
Arizona-3.9%
Arizona Hlth Fac Auth
   (Phoenix Childrens Hosp) Ser 02A
   6.00%, 2/15/32(a)..................        A3     $ 5,000       $  4,924,900
                                                                   ------------

California-148.6%
Assoc Bay Area Gov MFHR
   (Bijou Woods Apts)
   FNMA Ser 01A AMT
   5.30%, 12/01/31(a).................       Aaa       2,735          2,745,475
Bellflower MFHR
   (Bellflower Terrace)
   FNMA Ser 02A AMT
   5.50%, 6/01/35.....................       AAA       3,000          3,090,570
California Cnty
   Tobacco Sec Agy
   (Fresno Cnty) Ser 02
   6.125%, 6/01/38....................         A       2,000          1,984,120
California Comm Fac Dist
   (YMCA Metro LA Proj)
   AMBAC Ser 01
   5.25%, 2/01/32.....................       AAA       6,295          6,495,810
California Ed Facs Auth Rev
   (Univ of The Pacific) Ser 02
   5.375%, 11/01/32(a)................        A2       4,035          4,128,773
California GO
   5.25%, 2/01/30.....................        A+       5,000          5,080,100
   5.25%, 4/01/30.....................        A+      10,000         10,162,800
California GO
   (Veterans Housing)
   FSA Ser 01
   5.60%, 12/01/32....................       AAA       1,500          1,527,300
California GO
   (Veterans Housing)
   MBIA Ser 01BZ AMT
   5.375%, 12/01/24...................       AAA       4,000          4,009,360
California Hlth Fac
   (Sutter Health) Ser 00A
   6.25%, 8/15/35.....................        A+       5,000          5,398,700
California Statewide Ed Fac
   (Bentley School) Ser 01
   6.75%, 7/01/32.....................        NR       8,500          8,667,110


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8 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Standard   Principal
                                        & Poor's      Amount
                                        Ratings+       (000)              Value
--------------------------------------------------------------------------------

California Statewide Hosp Rev
   (Kaiser Permanente) Ser 02A
   5.50%, 11/01/32....................         A     $ 4,000       $  4,015,200
Chula Vista PCR
   (San Diego Gas & Elec)
   Ser 92A AMT
   6.40%, 12/01/27....................       AA-       5,000          5,103,850
Cucamonga Sch Dist COP
   Ser 02
   5.125%, 6/01/23....................        A-         820            804,133
   5.20%, 6/01/27.....................        A-       3,775          3,713,128
Kern Cnty
   Tobacco Settlement Bonds
   Ser 02A
   6.125%, 6/01/43....................         A       5,000          4,996,000
Los Angeles Cnty Metro Tran Auth
   Sales Tax Rev
   FGIC Ser 00A
   5.25%, 7/01/30.....................       AAA       4,700          4,814,586
Los Angeles Cnty Metro Tran Auth
   Sales Tax Rev
   FSA Ser 99B
   4.75%, 7/01/28.....................       AAA       1,750          1,696,870
Los Angeles Dept of Wtr & Pwr
   Elec Rev
   FGIC Ser 01A
   5.125%, 7/01/41....................       AAA      10,000         10,135,400
Los Angeles Spec Tax
   (Grand Central Square)
   AMBAC Ser 02A AMT
   5.375%, 12/01/26...................       AAA       6,635          6,638,384
Los Angeles Uni Sch Dist
   General Obligation
   MBIA Ser 02E
   5.125%, 1/01/27....................       AAA      10,000         10,193,900
Menlo Park GO
   Ser 02
   5.30%, 8/01/32.....................       AAA       1,900          1,975,696
Merced Cnty
   Tobacco Securitization Bonds
   Ser 02A
   5.875%, 6/01/43(a).................        A1       2,500          2,460,000
Murrieta Valley Uni Sch Dist
   Comm Fac Dist #2000-2 Ser 02
   6.30%, 9/01/24.....................        NR       1,625          1,656,931
   6.375%, 9/01/32....................        NR       4,505          4,598,389


--------------------------------------------------------------------------------
                                   ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                        Standard   Principal
                                        & Poor's      Amount
                                        Ratings+       (000)              Value
--------------------------------------------------------------------------------

Murrieta Valley Uni Sch Dist
   Comm Fac Dist #99-1 Ser 02 ETM
   6.375%, 9/01/32....................        NR     $ 1,000       $  1,020,730
Murrieta Valley Uni Sch Dist
   Comm Fac Dist #99-1 Ser 02A
   6.375%, 9/01/32....................        NR       1,500          1,531,095
Napa MFHR
   (Vintage at Napa Apts)
   FNMA Ser 01A AMT
   5.20%, 6/15/34(a)..................       Aaa       4,500          4,567,275
Northern CA/Sacramento
   Tobacco Securitization Bonds
   Ser 01A
   5.375%, 6/01/41....................         A       5,290          4,722,912
Orange Cnty Toll Rd Rev
   (San Joaquin Hills Transp)
   MBIA Ser 97A
   5.25%, 1/15/30.....................       AAA       5,000          5,145,950
Palo Alto Assess Dist
   (University Ave Area
   Off Street Parking)
   Ser 02A
   5.875%, 9/02/30....................       BBB       8,985          9,170,810
Port of Oakland
   FGIC Series 02L AMT
   5.375%, 11/01/27...................       AAA       5,000          5,138,050
Rancho Santa Fe CFD #1
   (Santa Fe Vly) Ser 00
   6.70%, 9/01/30.....................        NR       4,700          4,822,905
Salinas Valley Sld Waste Auth Rev
   (Transfer Station) AMBAC
   Ser 02 AMT
   5.25%, 8/01/31.....................       AAA       3,930          4,004,709
San Francisco City & Cnty Int'l Arpt
   FSA Ser 98-15A AMT
   5.00%, 5/01/28.....................       AAA       5,000          4,943,150
San Francisco City & Cnty Int'l Arpt
   MBIA Ser 02-28A AMT
   5.125%, 5/01/32....................       AAA       2,500          2,504,650
San Francisco City & Cnty Lease Rev
   (San Bruno Jail #3) AMBAC Ser 00
   5.25%, 10/01/33....................       AAA       5,000          5,129,800
Sequoia Uni Sch Dist GO
   FSA Ser 02
   5.125%, 7/01/31(a).................       Aaa       3,270          3,330,299
Stanislaus Cnty
   Tobacco Securitization Bonds
   Ser 02A
   5.875%, 6/01/43....................        A+       2,500          2,458,500


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10 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                        Standard   Principal
                                        & Poor's      Amount
                                        Ratings+       (000)              Value
--------------------------------------------------------------------------------

Temecula Redev Agy
   (Tax Alloc Rev Proj #1)
   MBIA Ser 02
   5.25%, 8/01/36.....................       AAA     $ 6,270       $  6,389,193
Yorba Linda Pub Fin Auth
   (Black Gold Golf Course Proj Rev)
   Ser 00
   7.50%, 10/01/30....................        NR       4,500          4,866,435
                                                                   ------------
                                                                    185,839,048
                                                                   ------------
Puerto Rico-10.3%
Puerto Rico Elec Pwr Auth Rev
   Elec Util XLCA Ser 02-2
   5.25%, 7/01/31.....................       AAA       6,000          6,217,680
Puerto Rico Hwy & Trans Auth
   Trans Rev Ser 02D
   5.375%, 7/01/36....................         A       6,450          6,598,285
                                                                   ------------
                                                                     12,815,965
                                                                   ------------
Total Investments-162.8%
   (cost $199,154,408)................                              203,579,913
Other assets less liabilities-2.0%....                                2,474,488
Preferred Stock, at redemption
   value-(64.8%)......................                              (81,000,000)
                                                                   ------------

Net Assets Applicable to Common
   Shareholders-100.0%(b).............                             $125,054,401
                                                                   ============

+     Unaudited.

(a)   Moody's or Fitch Rating, unaudited.

(b) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      AMBAC   American Municipal Bond Assurance Corporation
      AMT     Alternative Minimum Tax-(subject to)
      CFD     Community Facilities District
      COP     Certificate of Participation
      ETM     Escrow to Maturity
      FGIC    Financial Guaranty Insurance Company
      FNMA    Federal National Mortgage Association
      FSA     Financial Security Assurance, Inc.
      GO      General Obligation
      MBIA    Municipal Bond Investors Assurance
      MFHR    Multi-Family Housing Revenue
      NR      Rating not applied for
      PCR     Pollution Control Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 11

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $199,154,408) ......    $ 203,579,913
Interest receivable ..........................................        3,706,579
Prepaid expenses .............................................           78,193
                                                                  -------------
Total assets .................................................      207,364,685
                                                                  -------------
Liabilities
Due to custodian .............................................          392,853
Dividends payable--common shares .............................          647,444
Advisory fee payable .........................................           61,982
Payable for offering costs ...................................           34,022
Dividends payable--preferred shares ..........................            5,159
Accrued expenses and other liabilities .......................          168,824
                                                                  -------------
Total liabilities ............................................        1,310,284
                                                                  -------------
Preferred Stock, at redemption value
   $.001 par value per share; 3,240 shares Auction
   Preferred Stock authorized, issued and outstanding
   at $25,000 per share liquidation preference ...............       81,000,000
                                                                  -------------
Net Assets Applicable to Common Shareholders .................    $ 125,054,401
                                                                  =============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
   1,999,996,760 shares authorized, 8,519,002 shares
   issued and outstanding ....................................    $       8,519
Additional paid-in capital ...................................      120,761,169
Undistributed net investment income ..........................          307,385
Accumulated net realized loss on investment transactions .....         (448,177)
Net unrealized appreciation of investments ...................        4,425,505
                                                                  -------------
Net Assets Applicable to Common Shareholders .................    $ 125,054,401
                                                                  =============
Net Asset Value Applicable to Common Shareholders
   (based on 8,519,002 common shares outstanding) ............    $       14.68
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS

January 29, 2002(a) to October 31, 2002

Investment Income
Interest ..........................................                 $ 7,137,468
Expenses
Advisory fee ......................................   $   912,329
Auction Preferred Stock-auction
   agent's fees ...................................       120,397
Audit and legal ...................................       114,701
Custodian .........................................        92,920
Printing ..........................................        45,741
Transfer agency ...................................        24,179
Directors' fees and expenses ......................        24,000
Registration fees .................................        22,060
Miscellaneous .....................................        50,879
                                                      -----------
Total expenses ....................................     1,407,206
Less: expenses waived by the Adviser
   (see Note B) ...................................      (421,075)
                                                      -----------
Net expenses ......................................                     986,131
                                                                    -----------
Net investment income .............................                   6,151,337
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment transactions ......                    (448,177)
Net change in unrealized
   appreciation/depreciation
   of investments .................................                   4,425,505
                                                                    -----------
Net gain on investments ...........................                   3,977,328
                                                                    -----------
Dividends to Auction Preferred
Shareholders from
Net investment income .............................                    (664,758)
                                                                    -----------
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from
Operations ........................................                 $ 9,463,907
                                                                    ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                                   January 29,
                                                                   2002(a) to
                                                                   October 31,
                                                                      2002
                                                                  =============
Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations
Net investment income .......................................     $   6,151,337
Net realized loss on investment transactions ................          (448,177)
Net change in unrealized appreciation/depreciation
   of investments ...........................................         4,425,505
Dividends to Auction Preferred Shareholders from
Net investment income .......................................          (664,758)
                                                                  -------------
Net increase in net assets applicable to Common
   Shareholders resulting from operations ...................         9,463,907
Dividends to Common Shareholders from
Net investment income .......................................        (5,179,194)
Common Stock Transactions
Net proceeds from the issuance of Common Stock ..............       121,645,750
Preferred offering costs and sales load .....................        (1,008,712)
Reinvestment of dividends resulting in the issuance of
   Common Stock .............................................            32,645
                                                                  -------------
Net increase ................................................       120,669,683
                                                                  -------------
Total increase ..............................................       124,954,396
Net Assets Applicable to Common Shareholders
Beginning of period .........................................           100,005
                                                                  -------------
End of period (including undistributed net investment
   income of $307,385) ......................................     $ 125,054,401
                                                                  =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to the commencement of operations on January 29, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 6,667 shares in the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs

Offering costs of $255,500 ($0.03 per common share) were charged to paid-in capital of the Fund at the completion of the initial offering of common shares. The Adviser agreed to pay the amount by which the aggregate of all the Fund's organization expenses and all offering costs (other than sales load) exceeded $0.03 per common share.

Additionally, offering costs of $198,712 and sales load of $810,000 were charged to paid-in capital of the Fund at the completion of the offering of the preferred shares on March 27, 2002.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of October 31, 2002, total offering costs of $34,022 remain payable by the Fund.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. For the fiscal period ended October 31, 2002, there were no permanent differences.

NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the period ended October 31, 2002, the amount of such fees waived was $421,075.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the period ended October 31, 2002, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $232,637,250 and $32,979,061, respectively, for the period ended October 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $199,154,408. Accordingly, gross unrealized appreciation of investments was $4,980,077 and gross unrealized depreciation of investments was $554,572 resulting in net unrealized appreciation of $4,425,505.


--------------------------------------------------------------------------------
16 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal period ended October 31, 2002 were as follows:

                                                                     2002
                                                                 ===========
Distributions paid from:
  Ordinary income ......................................         $     5,012
  Tax exempt income ....................................           4,526,738
                                                                 -----------
Total distributions paid ...............................         $ 4,531,750(a)
                                                                 ===========

As of October 31, 2002, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income ........................         $   959,988
Accumulated capital and other losses ...................            (448,177)(b)
Unrealized appreciation/(depreciation) .................           4,425,505
                                                                 -----------
Total accumulated earnings/(deficit) ...................         $ 4,937,316
                                                                 ===========

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On October 31, 2002, the Fund had a net capital loss carryforward of $448,177 all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE E

Common Stock

The Fund has 1,999,996,760 shares of $.001 par value common stock authorized. There are 8,519,002 shares of common stock outstanding at October 31, 2002, of which the Adviser owns 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 7,800,000 shares. Also, the Fund issued an additional 710,000 shares in connection with the exercise by the underwriters of the over-allotment option.

During the period ended October 31, 2002, the Fund issued 2,335 shares in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Preferred Stock

The Fund has authorized, issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent. The dividend rate on the Series M is 1.55% effective through November 5, 2002. The dividend rate on Series T is 1.65% effective through August 27, 2003.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


--------------------------------------------------------------------------------
18 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout The Period

                                                                        January 29,
                                                                         2002(a) to
                                                                        October 31,
                                                                            2002
                                                                        ===========
Net asset value, beginning of period ................................   $     14.33
                                                                        -----------
Income From Investment Operations:
Net investment income(b)(c) .........................................           .73
Net realized and unrealized gain on investments .....................           .46
Dividends to preferred shareholders from
  Net investment income (common stock equivalent basis) .............          (.08)
                                                                        -----------
Net increase in net asset value from operations .....................          1.11
                                                                        -----------
Less: Dividends to common shareholders from
  Net investment income .............................................          (.61)
Common stock offering costs .........................................          (.03)
Preferred stock offering costs and sales load .......................          (.12)
                                                                        -----------
Net asset value, end of period ......................................   $     14.68
                                                                        -----------
Market value, end of period .........................................   $     13.78
                                                                        -----------
Total Return
Total investment return based on:(d)
  Market value ......................................................         (4.08)%
  Net asset value ...................................................          6.93%
Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of
  period (000's omitted) ............................................   $   125,054
Preferred Stock, at redemption value ($25,000 per share liquidation
  preference) (000's omitted) .......................................   $    81,000
Ratios to average net assets applicable to common shareholders of:(e)
  Expenses, net of fee waivers(f) ...................................          1.07%
  Expenses, before fee waivers(f) ...................................          1.53%
  Net investment income, before preferred stock dividends(c)(f) .....          6.69%
  Preferred stock dividends .........................................           .72%
  Net investment income, net of preferred stock dividends(c) ........          5.97%
Portfolio turnover rate .............................................            20%
Asset coverage ratio ................................................           254%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(b)   Based on average shares outstanding.

(c)   Net of fees waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
20 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                    ----------------------------
                                                    REPORT OF ERNST & YOUNG, LLP
                                                            INDEPENDENT AUDITORS
                                                    ----------------------------

REPORT OF ERNST & YOUNG, LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance California Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance California Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets applicable to common shareholders and the financial highlights for the period from January 29, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance California Municipal Income Fund, Inc. at October 31, 2002, the results of its operations, the changes in its net assets applicable to common shareholders and the financial highlights for the period from January 29, 2002 (commencement of operations) to October 31, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 10, 2002

FEDERAL TAX INFORMATION

(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2002 was $5,185,608. As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(Unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.


--------------------------------------------------------------------------------
22 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance California Municipal Income Fund, P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are, David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
24 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Guy Davidson, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance T. Hults, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying Agent and Registrar

Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
26 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                                     PORTFOLIOS
                                                                                                       IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                   PRINCIPAL                                     COMPLEX         DIRECTORSHIPS
     ADDRESS                                           OCCUPATION(S)                                 OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                 DURING PAST 5 YEARS                               DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR**
John D. Carifa, **, 57          President, Chief Operating Officer and a Director of Alliance            114               None
1345 Avenue of the              Capital Management Corporation ("ACMC"), with which he has been
Americas                        associated with since prior to 1997.
New York, NY 10105
(1)

DISINTERESTED DIRECTORS
Ruth Block, #+, 72              Formerly an Executive Vice President and Chief Insurance Officer          93               None
P.O. Box 4623                   of The Equitable Life Assurance Society of the United States;
Stamford, CT 06903              Chairman and Chief Executive Officer of Evlico. Formerly a
(1)                             Director of Avon, BP Amoco Corporation, Ecolab, Inc., Tandem
                                Financial Group and Donaldson, Lufkin & Jenrette Securities
                                Corporation.

David H. Dievler, #+, 73        Independent Consultant. Until December 1994, Senior Vice President        98               None
P.O. Box 167                    of ACMC responsible for mutual fund administration. Prior to
Spring Lake, NJ 07762           joining ACMC in 1984, Chief Financial Officer of Eberstadt Asset
(1)                             Management since 1968. Prior to that, Senior Manager at Price
                                Waterhouse & Co. Member of the American Institute of Certified
                                Public Accountants since 1953.

John H. Dobkin, #+, 60          Consultant. Formerly a Senior Advisor from June 1999-June 2000 and        94               None
P.O. Box 12                     President (December 1989-May 1999) of Historic Hudson Valley
Annandale, NY 12504             (historic preservation). Previously, Director of the National
(1)                             Academy of Design and during 1988-92, Director and Chairman of the
                                Audit Committee of ACMC.

William H. Foulk, Jr., #+, 70   Investment Adviser and Independent Consultant. Formerly Senior           110               None
2 Soundview Drive               Manager of Barrett Associates, Inc., a registered investment
Suite 100                       adviser, with which he had been associated since prior to 1997.
Greenwich, CT 06830             Formerly Deputy Comptroller of the State of New York and, prior
(1)                             thereto, Chief Investment Officer of the New York Bank for
                                Savings.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 27

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                                     PORTFOLIOS
                                                                                                       IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                   PRINCIPAL                                     COMPLEX         DIRECTORSHIPS
     ADDRESS                                           OCCUPATION(S)                                 OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                 DURING PAST 5 YEARS                               DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Dr. James M. Hester, #+, 78     President of The Harry Frank Guggenheim Foundation, with which he         11               None
25 Cleveland Lane               has been associated since prior to 1997. Formerly President of New
Princeton, NJ 08540             York University and the New York Botanical Garden, Rector of the
(1)                             United Nations University and Vice Chairman of the Board of the
                                Federal Reserve Bank of New York.

Clifford L. Michel, #+ 63       Senior Counsel of the law firm of Cahill Gordon & Reindel, since          93        Placer Dome Inc.
15 St. Bernard's Road           February 2001 and a partner of that firm for more than 25 years
Gladstone, NJ 07934             prior thereto. President and Chief Executive Officer of Wenonah
(1)                             Development Company (Investments) and a Director of Placer Dome
                                Inc. (mining).

Donald J. Robinson, #+, 68      Senior Counsel at the law firm of Orrick, Herrington & Sutcliffe          92               None
98 Hell's Peak Road             LLP since prior to 1997. Formerly a senior partner and a member of
Weston, VT 05161                the Executive Committee of that firm. He was also a member and
(1)                             Chairman of the Municipal Securities Rulemaking Board and a
                                Trustee of the Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
28 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                               POSITION(S)           PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE        HELD WITH FUND          DURING PAST 5 YEARS
--------------------------------------------------------------------------------

Kathleen A. Corbet, 42     Senior Vice President  Executive Vice President of
                                                  Alliance Capital Management
                                                  Corporation ("ACMC"),** with
                                                  which she has been associated
                                                  since prior to 1997.

Guy Davidson, 41           Senior Vice President  Senior Vice President of
                                                  ACMC,** with which he has been
                                                  associated since prior to
                                                  1997.

Wayne D. Lyski, 61         Senior Vice President  Executive Vice President of
                                                  ACMC,** with which he has been
                                                  associated since prior to
                                                  1997.

David M. Dowden, 37        Vice President         Senior Vice President of
                                                  ACMC,** with which he has been
                                                  associated since prior to
                                                  1997.

Terrance T. Hults, 36      Vice President         Vice President of ACMC,** with
                                                  which he has been associated
                                                  since prior to 1997.

William E. Oliver, 53      Vice President         Senior Vice President of
                                                  ACMC,** with which he has been
                                                  associated since prior to
                                                  1997.

Edmund P. Bergan, Jr., 52  Secretary              Senior Vice President and
                                                  General Counsel of Alliance
                                                  Fund Distributors, Inc.
                                                  ("AFD")** and Alliance Global
                                                  Investor Services Inc.
                                                  ("AGIS"),** with which he has
                                                  been associated since prior to
                                                  1997.

Mark D. Gersten, 52        Treasurer and Chief    Senior Vice President of
                           Financial Officer      AGIS,** with which he has been
                                                  associated since prior to
                                                  1997.

Thomas R. Manley, 51       Controller             Vice President of ACMC,** with
                                                  which he has been associated
                                                  since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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30 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

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                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


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                                  ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 31

NOTES


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32 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Alliance California Municipal Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CAMAR1002